                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-5609 of Rockford Industries, Inc. on Form S-8 of our report, dated February 28, 1997, appearing in this Annual Report on Form 10-K of Rockford Industries, Inc. for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP

Costa Mesa, California
March 27, 1997







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